Exhibit 10.2

CHANGE IN CONTROL AGREEMENTS

Richard B. Christensen
Richard J. Christensen
Michel C. Cadieux
Mark de Vere White
R. Bruce Douglas
Barbara J. Doyle
Steven M. Helmbrecht
John W. Holleran
Robert G. Hrivnak
Byron Jackson
Charles McAtee
Philip C. Mezey
Sharelynn F. Moore
Simon Pontin
Marcel Regnier *
W. Mark Schmitz
Russell E. Vanos
Shannon M. Votava

*	Mr. Regnier's change in control agreement includes a modification relating to French laws (Filed as Exhibit 10.2 to Itron, Inc.’s Current Report on Form 8-K, filed on April 2, 2012)